Filed Pursuant to Rule 497(a)
File No. 333-230326
Rule 482 AD

Price Talk: $50MM New Mountain Finance Corporation (NMFC) Registered Convertible Notes Re-Opening - Morgan Stanley and Wells Fargo Joint Bookrunner

ISSUER: NEW MOUNTAIN FINANCE CORPORATION (THE “COMPANY”)

•	TICKER: NMFC / NYSE

STRUCTURE: EXISTING CONVERTIBLE NOTES DUE AUGUST 15, 2023

SIZE: $50,000,000 CONVERTIBLE NOTES (PLUS $7,500,000 OVER-ALLOTMENT OPTION)

INITIAL PUBLIC OFFERING PRICE: 100.25-100.75% OF PAR, PLUS ACCRUED

CUSIP: 647551AC4

BOOK-RUNNING MANAGERS: MORGAN STANLEY AND WELLS FARGO SECURITIES

B&D AGENT: MORGAN STANLEY

COUPON: 5.75%

CONVERSION PRICE: APPROXIMATELY $15.18 PER SHARE OF COMMON STOCK

CONVERSION RATE: 65.8762 SHARES OF COMMON STOCK

RANKING: UNSECURED

CALL PROTECTION: CALLABLE AFTER MAY 15, 2023 WITH COUPON MAKE-WHOLE

SCHEDULED INVESTOR PUTS: NONE

FUNDAMENTAL CHANGE: INCLUDES PROTECTION FOR INVESTORS UPON A FUNDAMENTAL CHANGE

SETTLEMENT FEATURE: PHYSICAL

FINANCIAL COVENANTS: MAXIMUM DEBT-TO-EQUITY RATIO OF 1.65 TO 1.00 UPON INCURRENCE AND SECURED DEBT RATIO OF 0.70 TO 1.00 AT ALL TIMES

DIVIDEND PROTECTION: YES, FOR DIVIDENDS PAID ABOVE $0.34 QUARTERLY

TAKEOVER PROTECTION: YES, STANDARD MATRIX FORMAT

LOCK-UP: 15 DAYS

EXPECTED PRICING DATE: JUNE 4, 2019 AFTER THE CLOSE

FORM OF OFFERING: REGISTERED

USE OF PROCEEDS: REPAY DEBT UNDER CREDIT FACILITIES AND THROUGH RE-BORROWING TO MAKE NEW INVESTMENTS IN ACCORDANCE WITH INVESTMENT OBJECTIVE

 Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement, dated June 3, 2019, and accompanying base prospectus, dated April 29, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

 The information in such preliminary prospectus supplement and such accompanying base prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying base prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

 A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained, when available, from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, or by calling (800) 584-6837; or Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.